UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The regular Annual Meeting of Stockholders of Sypris Solutions, Inc. was held in Louisville, Kentucky on May 14, 2019, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. The total number of shares of common stock outstanding as of March 19, 2019, the record date of the Annual Meeting of Stockholders, was 21,354,203.

Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the Class II director nominees proposed by the Company’s Board of Directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES

R. Scott Gill	13,222,374	162,469	0

Robert Sroka	13,037,421	347,422	0

Advisory Vote on Named Executive Officer Compensation. The stockholders of the Company approved an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2019 (the “Proxy Statement”). The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

13,032,978	283,520	68,345	0

Advisory Vote on the Frequency of Votes on Named Executive Officer Compensation. The Company’s stockholders held an advisory vote regarding the frequency of future advisory votes on executive compensation and voted to conduct such future advisory votes every year. The following is a breakdown of the voting results:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES

12,556,235	43,421	720,259	64,928	0

In light of these results, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Proxy Statement, the Company’s policy will be to hold an advisory vote on executive compensation every year until the next required vote by stockholders on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2019	Sypris Solutions, Inc.

	By:	/s/ Anthony C. Allen_______________
Anthony C. Allen
Vice President & Chief Financial Officer